UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 5, 2019

ULURU Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-49670	41-2118656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4410 Beltway Drive
Addison, Texas 75001
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 905-5145

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in, and incorporated into, Section 8.01 is incorporated herein by this reference.

Item 8.01	Other Events

On February 5, 2019, Uluru Inc. (the “Company”) issued a press release announcing that it intends to file on or about February 26, 2019 a Form 15 under the Securities and Exchange Act of 1934 (the “Exchange Act”) to voluntarily deregister its common stock and suspend its reporting obligations under the Exchange Act. As a result of the filing, the Company will no longer be required to file certain reports under the Exchange Act, including quarterly reports on Form 10-Q, annual reports on Form 10-K, and current reports on Form 8-K. Other filing requirements will terminate upon the effectiveness of deregistration, which is expected to occur 90 days after the filing of the Form 15 with the Securities and Exchange Commission.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

Certain statements in this Current Report on Form 8-K may constitute forward-looking and which are based on management's expectations and are subject to uncertainties and changes in circumstances. Words and expressions reflecting something other than historical fact are intended to identify forward-looking statements, and these statements may include terminology such as "may", "will", "should", "expect", "plan", "anticipate", "believe", "estimate", "future", "predict", "potential", "intend", or "continue", and similar expressions. We base our forward-looking statements on our current expectations and projections about future events or future financial performance. Our forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about ULURU Inc. that may cause actual results to be materially different from any future results implied by these forward-looking statements, including risks as to the timing of any filing of a Form 15 and the timing of the effectiveness of the Form 15. We caution you not to place undue reliance on these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release of Uluru Inc. dated February 5, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULURU Inc.

Date: February 5, 2019	By:	/s/ Vaidehi Shah
Vaidehi Shah
Chief Executive Officer